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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
        -----------------------------------------------------------------


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 29, 1997


                                   FOAMEX L.P.
                           FOAMEX CAPITAL CORPORATION
                            FOAMEX INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


       1-11432                                   05-0475617
       1-11436                                   22-3182164
       0-22624                                   05-0473908
(Commission File Number)             (I.R.S. Employer Identification No.)


      1000 Columbia Avenue,
            Linwood, PA                                      19061
(Address of principal executive offices)                  (Zip Code)



                                 (610) 859-3000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)



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ITEM 5. Other Events.

         On August 29, 1997, Foamex L.P. ("FLP"), General Felt Industries, Inc., a Delaware corporation and wholly owned subsidiary of FLP ("GFI"), Bretlin, Inc., ("Bretlin") and The Dixie Group, Inc., entered into an Asset Purchase Agreement ("Purchase Agreement"), pursuant to which Bretlin will purchase certain assets and assume certain liabilities related to GFI's needlepunch carpeting, tufted carpeting and artificial grass products business located at its facilities in Dalton, Georgia.

         The aggregate purchase price is approximately $33.0 million, plus the value of the inventory, subject to adjustment. Closing of the transaction contemplated by the Purchase Agreement is subject to customary conditions, including the expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

ITEM 7.  Financial Statements and Exhibits.

          (a)  Financial Statements of Business Acquired:  None

          (b)  Pro Forma Financial Information:  None

          (c)  Exhibits:

                2. Asset Purchase Agreement, dated as of August 29, 1997, by and among General Felt Industries, Inc., Foamex L.P., Bretlin, Inc. and The Dixie Group, Inc.


                                       2
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            FOAMEX L.P.

                                            By: FMXI, Inc.
                                                Managing General Partner



DATE: September 4, 1997                     By:  /s/ Kenneth R. Fuette
                                                 ---------------------
                                                 NAME: Kenneth R. Fuette
                                                 TITLE: Senior Vice President
                                                        of Finance


                                            FOAMEX CAPITAL CORPORATION



DATE: September 4, 1997                     By:  /s/ Kenneth R. Fuette
                                                 ---------------------
                                                 NAME:  Kenneth R. Fuette
                                                 TITLE: Treasurer and Chief
                                                        Financial Officer




                                            FOAMEX INTERNATIONAL INC.



DATE: September 4, 1997                     By: /s/ Kenneth R. Fuette
                                                ---------------------
                                                NAME:  Kenneth R. Fuette
                                                TITLE: Senior Vice President
                                                       of Finance and Chief
                                                       Financial Officer


                                       3

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                                  EXHIBIT INDEX


Exhibit No.                      Document
- -----------                      --------
     2 Asset Purchase Agreement, dated as of August 29, 1997, by and among General Felt Industries, Inc., Foamex L.P., Bretlin, Inc. and The Dixie Group, Inc.





















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